UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 1, 2021

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 1, 2021, Peapack-Gladstone Financial Corporation, (the “Company”), parent company of Peapack-Gladstone Bank (the “Bank”), announced that it completed the acquisition of Princeton Portfolio Strategies Group (“PPSG”), a wealth management firm based out of Princeton, N.J. A copy of the press release announcing the completion of the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The following should also be noted from a financial perspective:

•	Upon joining, PPSG had approximately $520 million of Assets Under Management (“AUM”).
•	The Company believes that the business associated with PPSG will generally contribute approximately 65 basis points of AUM to revenue during the first full year after acquisition.
•	The Company believes that the operating expenses (exclusive of up-front transaction costs) related to PPSG will run approximately 70 percent of revenue during the first full year after acquisition.
•	Excluding up front transaction costs, the Company anticipates the purchase will be immediately accretive to earnings.

Forward-Looking Statements

The foregoing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, investments, relationships, opportunities and market conditions.  These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may” or similar statements or variations of such terms.  Actual results may differ materially from such forward-looking statements.  Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to:

•

our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan;

•	the impact of anticipated higher operating expenses in 2021 and beyond;
•	our inability to successfully integrate wealth management firm acquisitions;
•	our inability to manage our growth;
•	our inability to successfully integrate our expanded employee base;
•	an unexpected decline in the economy, in particular in our New Jersey and New York market areas;
•	declines in our net interest margin caused by the interest rate environment and/or our highly competitive market;
•	declines in value in our investment portfolio;
•	higher than expected increases in our allowance for loan and lease losses;
•	higher than expected increases in loan and lease losses or in the level of nonperforming loans;
•	changes in interest rates;
•	decline in real estate values within our market areas;
•

legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs;

•	successful cyberattacks against our IT infrastructure and that of our IT and third-party providers;

•	higher than expected FDIC insurance premiums;
•	adverse weather conditions;
•	our inability to successfully generate new business in new geographic markets;
•	our inability to execute upon new business initiatives;
•	our lack of liquidity to fund our various cash obligations;
•	reduction in our lower-cost funding sources;
•	our inability to adapt to technological changes;
•	claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters;
•	our inability to retain key employees;
•	demands for loans and deposits in our market areas;
•	adverse changes in securities markets;
•	changes in accounting policies and practices; and
•	other unexpected material adverse changes in our operations or earnings.

Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and whether the gradual reopening of businesses will result in a meaningful increase in economic activity.  As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations:

•	demand for our products and services may decline, making it difficult to grow assets and income;
•

if the economy is unable to substantially reopen, and higher levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income;

•	collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase;
•	our allowance for loan losses may have to be increased if borrowers experience financial difficulties, which will adversely affect our net income;
•	the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us;
•	a material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend;
•	our wealth management revenues may decline with continuing market turmoil;
•	a worsening of business and economic conditions or in the financial markets could result in an impairment of certain intangible assets, such as goodwill;
•

the unanticipated loss or unavailability of key employees due to the outbreak, which could harm our ability to operate our business or execute our business strategy, especially as we may not be successful in finding and integrating suitable successors;

•	we may face litigation, regulatory enforcement and reputation risk as a result of our participation in the PPP and the risk that the SBA may not fund some or all PPP loan guaranties;
•	our cyber security risks are increased as the result of an increase in the number of employees working remotely; and

•	FDIC premiums may increase if the agency experience additional resolution costs.

A discussion of these and other factors that could affect our results is included in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2020.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Title

99.1	Press release dated July 1, 2021

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:	July 2, 2021	By:	/s/Jeffrey J. Carfora
		Name:	Jeffrey J. Carfora
		Title:	Senior Executive Vice President and Chief Financial Officer